The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
American Legacy® Design, American Legacy® Signature, American Legacy® Series, American Legacy® Advisory
Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Signature, Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlus AssuranceSM (Prime), Lincoln ChoicePlusSM Advisory, Lincoln InvestmentSolutionsSM RIA, Lincoln ChoicePlusSM Select B-Share
Rate Sheet Prospectus Supplement dated October 15, 2026
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for Lincoln ProtectedPay Select Core® and Estate LockSM. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications signed on or after October 26, 2026.
The rates in this Rate Sheet can be superseded at any time. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Annual Charges
Estate LockSM Death Benefit Rider Charge Rate	0.45%

Lincoln ProtectedPay® and Estate LockSM Protected Lifetime Income Fee Rate	1.50%
Enhancement Rate
6%
Protected Annual Income Rates for Lincoln ProtectedPay Select Core® and Estate LockSM
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs after reaching a new age band.
Lincoln ProtectedPay Select Core® and Estate LockSM
Age	PAI Rate
59 – 64	4.30%
65 – 69	5.70%
70 – 74	5.90%
75 – 79	6.10%
80+	6.30%

In order to receive the percentages and rates indicated in this Rate Sheet, your application must be signed on and after October 26, 2026. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.